SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                      CHECKERS DRIVE-IN RESTAURANTS, INC.
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
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      (Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)  Title of each class of securities to which transaction applies:

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       pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.
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    paid previously. Identify the previous filing by registration statement
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    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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
              [LETTERHEAD OF CHECKERS DRIVE-IN RESTAURANTS, INC.]

Dear Checkers Stockholder:

       Proxy material relating to the Annual Meeting of Stockholders of Checkers Drive-In Restaurants, Inc. was mailed to you on or about July 6, 1999. According to our records, your proxy for this important meeting, which is scheduled for Thursday, August 5, 1999, has not yet been received.

       At the Annual Meeting, stockholders are being asked to vote on seven items. One of the items that the stockholders are asked to consider and vote on is a proposal to adopt and approve the Agreement and Plan of Merger by and between Checkers Drive-In Restaurants, Inc. and Rally's Hamburgers, Inc.

       Your Board of Directors has approved the merger as being in the best interest of the Company and all of its stockholders, and recommends that you vote "FOR" the merger. The proposed merger and the reasons for management's recommendation are fully set forth in the proxy statement previously mailed to you.

       Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. WE ENCOURAGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED DUPLICATE PROXY TODAY, OR IF YOUR PROXY CARD SO INDICATES, VOTE YOUR SHARES BY CALLING THE TOLL FREE NUMBER LISTED ON YOUR CARD. Your interest and participation in the affairs of the Company is sincerely appreciated.

       If you have any questions, please call Richard A. Peabody, Chief Financial Officer, or James T. Holder, Senior Vice President, General Counsel and Secretary at (727) 519-2000.

       Thank you again for your continued support.

                                       Sincerely,

                                       /s/ JAMES J. GILLESPIE

                                       James J. Gillespie
                                       President and Chief Executive Officer

                                     PROXY

                      CHECKERS DRIVE-IN RESTAURANTS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS - AUGUST 5, 1999

     The undersigned hereby appoints James J. Gillespie, Richard A. Peabody and James T. Holder, and each of them, proxies with full power of substitution, for and in the name of the undersigned to vote all shares of Common Stock of Checkers Drive-In Restaurants, Inc., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote at the Company's 1999 Annual Meeting of Stockholders to be held on August 5, 1999 (the "Meeting"), and at any adjournments thereof, upon the matters set forth in the Notice of the Meeting as stated hereon, hereby revoking any proxy heretofore given. In their discretion, the proxies are further authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

     The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ON THE REVERSE, FOR APPROVAL OF THE PROPOSALS SET FORTH ON THE REVERSE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                 (Continued and to be SIGNED on the other side)

A [X] Please mark you
      votes as in this
      example.
              FOR the nominees             WITHHOLD           THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, AND 7.
          listed at right (except         AUTHORITY
             as marked to the          to vote for the
              contrary below)     nominees listed at right.                                                    FOR  AGAINST  ABSTAIN
4.  ELECTION        [ ]                      [ ]              NOMINEES:                1. Adopt and approve    [ ]    [ ]      [ ]
    OF                                                           William P. Foley, II     the agreement and
    DIRECTORS                                                    Clarence V. McKee        plan of merger with
IF YOU WISH TO WITHHOLD AUTHORITY FOR AN                         C. Thomas Thompson       Rally's Hamburgers,
INDIVIDUAL NOMINEE, ENTER THE NAME IN THE                                                 Inc.
FOLLOWING SPACE.
                                                                                       2. Ratify and approve   [ ]    [ ]      [ ]
_________________________________________                                                 an amendment to the
                                                                                          Company's certificate
                                                                                          of incorporation.

                                                                                       3. Ratify and approve a [ ]    [ ]      [ ]
                                                                                          one-for-twelve
                                                                                          reverse stock split.

                                                                                       5. Ratify and approve   [ ]    [ ]      [ ]
                                                                                          an amendment to the
                                                                                          Company's 1994 stock
                                                                                          option plan for
                                                                                          non-employee directors.

                                                                                       6. Ratify and approve  [ ]     [ ]      [ ]
                                                                                          the Company's
                                                                                          employee stock
                                                                                          purchase plan.

                                                                                       7. Ratify and approve  [ ]     [ ]      [ ]
                                                                                          the appointment of
                                                                                          KPMG LLP as
                                                                                          independent auditors.

Signature ____________________________________ Print Name ________________________        Please check if you plan to attend   [ ]
Signature if held jointly ________________ Print Name ___________ Dated: ___, 1999        the meeting.
NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign.
       When signing as attorney, executor, administrator, trustee or guardian,            PLEASE MARK, SIGN, DATE, AND RETURN
       please give full title as such.                                                    THIS PROXY CARD PROMPTLY USING THE
                                                                                          ENCLOSED ENVELOPE.